As filed with the Securities and Exchange Commission on January 8, 2009
Registration No. 333-156317

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to

Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DYNCORP INTERNATIONAL LLC
(Exact name of registrant as specified in Its Charter)

Delaware	7389	52-2287126
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Bankruptcy Code Number)	(I.R.S. Employer Identification Number)

Co-Registrants
See Next Page
c/o DynCorp
International LLC
3190 Fairview Park Drive
Suite 700
Falls Church, Virginia 22042
(571) 722-0210
(Address, Including Zip Code, and
Telephone Number, Including Area Code, of
Registrant’s Principal Executive Offices)	Curtis L. Schehr
General Counsel
3190 Fairview Park Drive
Suite 700
Falls Church, Virginia 22042
(571) 722-0210
(Name, Address, Including Zip Code,
and Telephone Number, Including
Area Code, of Agent For Service)

Copies to:

Michael R. Littenberg, Esq.
Benjamin M. Polk, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Ph: (212) 756-2000
Fax: (212) 593-5955

Approximate Date of Commencement of Proposed Offer to the Public:   As soon as practicable after this registration statement becomes effective.

If the securities being registered are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Co-Registrants

	State or Other	Primary Standard	I.R.S.
	Jurisdiction of	Industrial	Employer
	Incorporation or	Classification Code	Identification
Exact Name of Co-Registrant as Specified in Its Charter	Organization	Number	Number

DIV Capital Corporation (Co-Issuer)	Delaware	6719	72-1591534
DTS Aviation Services LLC (Guarantor)	Nevada	4581	43-2053132
DynCorp Aerospace Operations LLC (Guarantor)	Delaware	4581	54-1696542
DynCorp International Services LLC (Guarantor)	Virginia	7389	54-1108455
Dyn Marine Services LLC (Guarantor)	California	8744	62-1221029
Dyn Marine Services of Virginia LLC (Guarantor)	Virginia	8744	54-1741786
Global Linguist Solutions LLC (Guarantor)	Delaware	7389	20-5268575
Services International LLC (Guarantor)	Delaware	7389	41-2030325
Worldwide Humanitarian Services LLC (Guarantor)	Delaware	7389	52-2314506
Worldwide Recruiting and Staffing Services LLC (Guarantor)	Delaware	8741	68-0606520

EXPLANATORY NOTE

This Amendment No. 1 is filed solely to provide a revised Exhibit 5.1 and Exhibit 99.1 to the Registration Statement. No other changes have been made.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.	Exhibits and Financial Statement Schedules.

Exhibit
Number		Description

3.1		Certificate of Formation of DynCorp International LLC	(A)
3.2		Amended and Restated Operating Agreement of DynCorp International LLC	(A)
3.3		Certificate of Incorporation of DIV Capital Corporation	(A)
3.4		Bylaws of DIV Capital Corporation	(A)
3.5		Certificate of Formation of DTS Aviation Services LLC	(A)
3.6		Limited Liability Company Operating Agreement of DTS Aviation Services LLC	(A)
3.7		Certificate of Formation of DynCorp Aerospace Operations LLC	(A)
3.8		Limited Liability Company Agreement of DynCorp Aerospace Operations LLC	(A)
3.9		Articles of Organization of DynCorp International Services LLC	(A)
3.10		Limited Liability Company Agreement of DynCorp International Services LLC	(A)
3.11		Articles of Organization — Conversion of Dyn Marine Services LLC	(A)
3.12		Limited Liability Company Agreement of Dyn Marine Services LLC	(A)
3.13		Articles of Organization Dyn Marine Services of Virginia LLC	(A)
3.14		Limited Liability Company Agreement of Dyn Marine Services of Virginia LLC	(A)
3.15		Certificate of Formation of Services International LLC	(A)
3.16		Limited Liability Company Agreement of Services International LLC	(A)
3.17		Certificate of Formation of Worldwide Humanitarian Services LLC	(A)
3.18		Amended and Restated Limited Liability Company Agreement of Worldwide Humanitarian Services LLC	(A)
3.19		Certificate of Formation of Worldwide Recruiting and Staffing Services LLC	(F)
3.20		Second Amended and Restated Limited Liability Company Agreement of Worldwide Recruiting and Staffing Services LLC	(F)
3.21		Certificate of Formation of Global Linguist Solutions LLC	(N)
3.22		Amended and Restated Operating Agreement for Global Linguist Solutions LLC	(N)
4.1		Indenture dated February 11, 2005 by and among DynCorp International Inc., DIV Capital Corporation, the Guarantors and The Bank of New York, as trustee	(A)
4.2		Supplemental Indenture dated May 6, 2005 among DynCorp International of Nigeria LLC, DynCorp International LLC, DIV Capital Corporation, the Guarantors and The Bank of New York, as Trustee	(A)
4.3		Supplemental Indenture dated July 14, 2008 among DynCorp International LLC, DIV Capital Corporation, the Guarantors and The Bank of New York Mellon, as trustee	(M)
4.4		Guarantee (included in Exhibit 4.1)
4.5		Form of 9.500% Senior Subordinated Notes due 2013 (included in Exhibit 4.1)	(A)
5	.1*	Opinion of Schulte Roth & Zabel LLP
10.1		Purchase Agreement, dated as of December 12, 2004, by and among Computer Sciences Corporation, Predecessor DynCorp, Veritas and DI Acquisition	(A)
10.2		First Amendment to Purchase Agreement, dated as of February 11, 2005, by and between Computer Sciences Corporation, Predecessor DynCorp, Veritas and DI Acquisition	(A)

Exhibit
Number		Description

10.3		Settlement and Amendment Agreement, dated October 27, 2005, by and among Computer Sciences Corporation, DynCorp, CSC Applied Technology, LLC, The Veritas Capital Fund II, L.P., DynCorp International Inc., and DynCorp International LLC	(B)
10	.4+	Employment Agreement effective as of April 12, 2006 between DynCorp International LLC and Michael J. Thorne	(C)
10	.5+	Employment Agreement effective as of April 12, 2006 between DynCorp International LLC and Natale S. DiGesualdo	(C)
10	.6+	Employment Agreement effective as of May 19, 2008 between DynCorp International LLC and William L. Ballhaus	(G)
10	.7+	Employment Agreement effective as of April 12, 2006 between DynCorp International LLC and Robert B. Rosenkranz	(F)
10	.8+	Employment Agreement effective as of July 17, 2006 between DynCorp International LLC and Herbert J. Lanese	(D)
10.9		Consulting Agreement effective as of September 1, 2006 between DynCorp International LLC and General Anthony C. Zinni	(H)
10	.10+	The DynCorp International LLC Executive Incentive Plan	(E)
10	.11+	Employment Agreement effective as of October 24, 2006, between DynCorp International LLC and Curtis L. Schehr	(I)
10	.12+	Employment Agreement effective as of June 23, 2008 between DynCorp International LLC and Anthony C. Zinni	(N)
10.13		DynCorp International Inc. 2007 Omnibus Incentive Plan	(J)
10.14		Credit Agreement, dated July 28, 2008 by and among DynCorp International Inc. and DynCorp International LLC, as borrower, the lenders referred to therein, and Wachovia Bank National Association	(L)
10.15		Collateral Agreement dated as of July 28, 2008 by and among DynCorp International Inc. and DynCorp International LLC, as borrower, and certain of their respective subsidiaries as guarantors in favor of Wachovia Bank, National Association, as administrative agent	(L)
10.16		Guarantee Agreement dated as of July 28, 2008 by DynCorp International Inc, as guarantor, in favor of Wachovia Bank, National Association, as administrative agent	(L)
10.17		Subsidiary Guaranty Agreement dated as of July 28, 2008 by and among certain domestic subsidiaries of DynCorp International Inc., as subsidiary guarantors, in favor of Wachovia Bank, National Association, as administrative agent	(L)
10.18		Purchase Agreement, dated July 14, 2008, among DynCorp International LLC, DIV Capital Corporation, the guarantors named therein and Wachovia Capital Markets, LLC and Goldman & Sachs & Co., as representative of the several purchasers named therein	(K)
12.1		Statement re: computation of ratios	(N)
21.1		List of subsidiaries of DynCorp International LLC	(N)
23.1		Consent of Deloitte & Touche LLP	(N)
23	.2*	Consent of Schulte Roth & Zabel LLP (incorporated by reference in Exhibit 5.1)
23.3		Consent of Value Incorporated	(N)
24.1		Power of Attorney (included on Signature Page of initial filing)
25.1		Statement of Eligibility and Qualification on Form T-1 of The Bank of New York Mellon, as Trustee	(N)
99	.1*	Form of Letter of Transmittal
99.2		Form of Notice of Guaranteed Delivery for Outstanding 9.500% Senior Subordinated Notes due 2013, Series A, in exchange for 9.500% Senior Subordinated Notes due 2013, Series B	(N)

*		Filed herewith.
+		Management contracts or compensatory plans or arrangements.
(A)	—	Previously filed as an exhibit to Amendment No. 1 to Registration Statement on Form S-4/A (Reg. No. 333-127343) filed with the SEC on September 27, 2005.
(B)	—	Previously filed as an exhibit to Amendment No. 2 to Registration Statement on Form S-4/A (Reg. No. 333-127343) filed with the SEC on October 28, 2005.
(C)	—	Previously filed as an exhibit to Form 8-K filed with the SEC on April 17, 2006.
(D)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on July 19, 2006.
(E)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on February 27, 2007.
(F)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 10-K filed with the SEC on June 20, 2007.
(G)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on May 13, 2008.
(H)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on September 18, 2006.
(I)	—	Previously filed as an exhibit to Form 10-K filed with the SEC on June 10, 2008.
(J)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 10-K filed with the SEC on June 10, 2008.
(K)	—	Previously filed as an exhibit to Form 8-K filed with the SEC on July 17, 2008.
(L)	—	Previously filed as an exhibit to Form 8-K filed with the SEC on August 1, 2008.
(M)	—	Previously filed as an exhibit to Form 10-Q filed with the SEC on August 12, 2008.
(N)	—	Previously filed as an exhibit to the Registration Statement on Form S-4 (Reg. No. 333-156317) filed with the SEC on December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, DynCorp International LLC has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on the 8th day of January, 2009.

Dyncorp International LLC

By: /s/ William L. Ballhaus
Name:     William L. Ballhaus
Title: Chief Executive Officer
 (principal executive officer)

Date: January 8, 2009

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ William L. Ballhaus William L. Ballhaus		Chief Executive Officer (principal executive officer)	January 8, 2009

/s/ Michael J. Thorne Michael J. Thorne		Senior Vice President and Chief Financial Officer (principal financial and accounting officer)	January 8, 2009

* Robert B. McKeon		Sole Manager	January 8, 2009

*By:	/s/ Curtis L. Schehr Curtis L. Schehr Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, DIV Capital Corporation has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on the 8th day of January, 2009.

DIV Capital Corporation

By: /s/ William L. Ballhaus
Name:     William L. Ballhaus

Title:	President and Chief Executive Officer
(principal executive officer)

Date: January 8, 2009

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ William L. Ballhaus William L. Ballhaus		President and Chief Executive Officer (principal executive officer)	January 8, 2009

/s/ Michael J. Thorne Michael J. Thorne		Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)	January 8, 2009

* Robert B. McKeon		Sole Director	January 8, 2009

*By:	/s/ Curtis L. Schehr Curtis L. Schehr Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fort Worth, State of Texas, on the 8th day of January, 2009.

DTS Aviation Services LLC
DynCorp AeroSpace Operations LLC

By: /s/ Natale S. DiGesualdo
Name:     Natale S. DiGesualdo

Title:	President
(principal executive officer)

Date: January 8, 2009

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Natale S. DiGesualdo Natale S. DiGesualdo	President (principal executive officer)	January 8, 2009

/s/ Michael J. Thorne Michael J. Thorne	Senior Vice President, and Chief Financial Officer (principal financial and accounting officer)	January 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on the 8th day of January, 2009.

DynCorp International Services LLC
Dyn Marine Services LLC
Dyn Marine Services of Virginia LLC
Services International LLC
Worldwide Humanitarian Services LLC

By:	/s/ Robert B. Rosenkranz
Name:     Robert B. Rosenkranz

Title:	President
(principal executive officer)

Date: January 8, 2009

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Robert B. Rosenkranz Robert B. Rosenkranz	President (principal executive officer)	January 8, 2009

/s/ Robert A. Krause Robert A. Krause	Vice President and Treasurer (principal financial and accounting officer)	January 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on the 8th day of January, 2009.

Worldwide Recruiting and Staffing Services LLC

By:	/s/ William L. Ballhaus
Name:     William L. Ballhaus

Title:	President
(principal executive officer)

Date: January 8, 2009

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ William L. Ballhaus William L. Ballhaus	President (principal executive officer)	January 8, 2009

/s/ Michael J. Thorne Michael J. Thorne	Senior Vice President, and Chief Financial Officer (principal financial and accounting officer)	January 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on the 8th day of January, 2009.

Global Linguist Solutions LLC

By:	/s/ James A. Marks
Name:     James A. Marks

Title:	President
(principal executive officer)

Date: January 8, 2009

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ James A. Marks James A. Marks		President (principal executive officer)	January 8, 2009

/s/ Michael J. Thorne Michael J. Thorne		Treasurer (principal financial and accounting officer)	January 8, 2009

* Barry R. McCaffrey		Manager	January 8, 2009

* Robert B. Rosenkranz		Manager	January 8, 2009

* Peter J. Schoomaker		Manager	January 8, 2009

* Anthony C. Zinni		Manager	January 8, 2009

*By:	/s/ Curtis L. Schehr Curtis L. Schehr Attorney-in-fact

EXHIBIT INDEX

Exhibit
Number		Description

3.1		Certificate of Formation of DynCorp International LLC	(A)
3.2		Amended and Restated Operating Agreement of DynCorp International LLC	(A)
3.3		Certificate of Incorporation of DIV Capital Corporation	(A)
3.4		Bylaws of DIV Capital Corporation	(A)
3.5		Certificate of Formation of DTS Aviation Services LLC	(A)
3.6		Limited Liability Company Operating Agreement of DTS Aviation Services LLC	(A)
3.7		Certificate of Formation of DynCorp Aerospace Operations LLC	(A)
3.8		Limited Liability Company Agreement of DynCorp Aerospace Operations LLC	(A)
3.9		Articles of Organization of DynCorp International Services LLC	(A)
3.10		Limited Liability Company Agreement of DynCorp International Services LLC	(A)
3.11		Articles of Organization — Conversion of Dyn Marine Services LLC	(A)
3.12		Limited Liability Company Agreement of Dyn Marine Services LLC	(A)
3.13		Articles of Organization Dyn Marine Services of Virginia LLC	(A)
3.14		Limited Liability Company Agreement of Dyn Marine Services of Virginia LLC	(A)
3.15		Certificate of Formation of Services International LLC	(A)
3.16		Limited Liability Company Agreement of Services International LLC	(A)
3.17		Certificate of Formation of Worldwide Humanitarian Services LLC	(A)
3.18		Amended and Restated Limited Liability Company Agreement of Worldwide Humanitarian Services LLC	(A)
3.19		Certificate of Formation of Worldwide Recruiting and Staffing Services LLC	(F)
3.20		Second Amended and Restated Limited Liability Company Agreement of Worldwide Recruiting and Staffing Services LLC	(F)
3.21		Certificate of Formation of Global Linguist Solutions LLC	(N)
3.22		Amended and Restated Operating Agreement for Global Linguist Solutions LLC	(N)
4.1		Indenture dated February 11, 2005 by and among DynCorp International Inc., DIV Capital Corporation, the Guarantors and The Bank of New York, as trustee	(A)
4.2		Supplemental Indenture dated May 6, 2005 among DynCorp International of Nigeria LLC, DynCorp International LLC, DIV Capital Corporation, the Guarantors and The Bank of New York, as Trustee	(A)
4.3		Supplemental Indenture dated July 14, 2008 among DynCorp International LLC, DIV Capital Corporation, the Guarantors and The Bank of New York Mellon, as trustee	(M)
4.4		Guarantee (included in Exhibit 4.1)	(A)
4.5		Form of 9.500% Senior Subordinated Notes due 2013 (included in Exhibit 4.1)	(A)
5	.1*	Opinion of Schulte Roth & Zabel LLP
10.1		Purchase Agreement, dated as of December 12, 2004, by and among Computer Sciences Corporation, Predecessor DynCorp, Veritas and DI Acquisition	(A)
10.2		First Amendment to Purchase Agreement, dated as of February 11, 2005, by and between Computer Sciences Corporation, Predecessor DynCorp, Veritas and DI Acquisition	(A)
10.3		Settlement and Amendment Agreement, dated October 27, 2005, by and among Computer Sciences Corporation, DynCorp, CSC Applied Technology, LLC, The Veritas Capital Fund II, L.P., DynCorp International Inc., and DynCorp International LLC	(B)
10	.4+	Employment Agreement effective as of April 12, 2006 between DynCorp International LLC and Michael J. Thorne	(C)
10	.5+	Employment Agreement effective as of April 12, 2006 between DynCorp International LLC and Natale S. DiGesualdo	(C)
10	.6+	Employment Agreement effective as of May 19, 2008 between DynCorp International LLC and William L. Ballhaus	(G)

Exhibit
Number		Description

10	.7+	Employment Agreement effective as of April 12, 2006 between DynCorp International LLC and Robert B. Rosenkranz	(F)
10	.8+	Employment Agreement effective as of July 17, 2006 between DynCorp International LLC and Herbert J. Lanese	(D)
10.9		Consulting Agreement effective as of September 1, 2006 between DynCorp International LLC and General Anthony C. Zinni	(H)
10	.10+	The DynCorp International LLC Executive Incentive Plan	(E)
10	.11+	Employment Agreement effective as of October 24, 2006, between DynCorp International LLC and Curtis L. Schehr	(I)
10	.12+	Employment Agreement effective as of June 23, 2008 between DynCorp International LLC and Anthony C. Zinni	(N)
10.13		DynCorp International Inc. 2007 Omnibus Incentive Plan	(J)
10.14		Credit Agreement, dated July 28, 2008 by and among DynCorp International Inc. and DynCorp International LLC, as borrower, the lenders referred to therein, and Wachovia Bank National Association	(L)

10.15		Collateral Agreement dated as of July 28, 2008 by and among DynCorp International Inc. and DynCorp International LLC, as borrower, and certain of their respective subsidiaries as guarantors in favor of Wachovia Bank, National Association, as administrative agent.	(L)
10.16		Guarantee Agreement dated as of July 28, 2008 by DynCorp International Inc, as guarantor, in favor of Wachovia Bank, National Association, as administrative agent.	(L)
10.17		Subsidiary Guaranty Agreement dated as of July 28, 2008 by and among certain domestic subsidiaries of DynCorp International Inc., as subsidiary guarantors, in favor of Wachovia Bank, National Association, as administrative agent	(L)
10.18		Purchase Agreement, dated July 14, 2008, among DynCorp International LLC, DIV Capital Corporation, the Guarantors named therein and Wachovia Capital Markets, LLC and Goldman & Sachs & Co., as representative of the several purchasers named therein	(K)
12.1		Statement re: computation of ratios	(N)
21.1		List of subsidiaries of DynCorp International LLC	(N)
23.1		Consent of Deloitte & Touche LLP	(N)
23	.2*	Consent of Schulte Roth & Zabel LLP (incorporated by reference in Exhibit 5.1)
23.3		Consent of Value Incorporated	(N)
24.1		Power of Attorney (included on Signature Page of initial filing)
25.1		Statement of Eligibility and Qualification on Form T-1 of The Bank of New York Mellon, as Trustee	(N)
99	.1*	Form of Letter of Transmittal
99.2		Form of Notice of Guaranteed Delivery for Outstanding 9.500% Senior Subordinated Notes due 2013, Series A, in exchange for 9.500% Senior Subordinated Notes due 2012, Series B	(N)

*		Filed herewith.
+		Management contracts or compensatory plans or arrangements.
(A)	—	Previously filed as an exhibit to Amendment No. 1 to Registration Statement on Form S-4/A (Reg. No. 333-127343) filed with the SEC on September 27, 2005.
(B)	—	Previously filed as an exhibit to Amendment No. 2 to Registration Statement on Form S-4/A (Reg. No. 333-127343) filed with the SEC on October 28, 2005.
(C)	—	Previously filed as an exhibit to Form 8-K filed with the SEC on April 17, 2006.
(D)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on July 19, 2006.
(E)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on February 27, 2007.
(F)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 10-K filed with the SEC on June 20, 2007.
(G)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on May 13, 2008.
(H)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 8-K filed with the SEC on September 18, 2006.
(I)	—	Previously filed as an exhibit to Form 10-K filed with the SEC on June 10, 2008.
(J)	—	Previously filed as an exhibit to DynCorp International Inc.’s Form 10-K filed with the SEC on June 10, 2008.
(K)	—	Previously filed as an exhibit to Form 8-K filed with the SEC on July 17, 2008.
(L)	—	Previously filed as an exhibit to Form 8-K filed with the SEC on August 1, 2008.
(M)	—	Previously filed as an exhibit to Form 10-Q filed with the SEC on August 12, 2008.
(N)	—	Previously filed as an exhibit to the Registration Statement on Form S-4 (Reg. No. 333-156317) filed with the SEC on December 19, 2008.